UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2026
Keurig Dr Pepper Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6425 Hall of Fame Lane, Frisco, Texas 75034
(Address of principal executive offices, including zip code)
(800) 527-7096
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KDP	The Nasdaq Stock Market LLC

Item 8.01. Other Events.

On August 28, 2026, Mott’s LLP, a Delaware limited liability partnership and a wholly-owned subsidiary of Keurig Dr Pepper Inc., a Delaware corporation (the “Company”) and certain other affiliates of the Company, entered into definitive agreements with FHU US Holdings, LLC, a Delaware limited liability company and certain of its affiliates (collectively, “Chobani”), providing for (i) the redemption of all of the Company’s indirect equity interests in Chobani for aggregate consideration of $800 million, consisting of (x) $400 million in cash payable at the closing of the transactions and (y) the issuance of a $400 million promissory note by Chobani to a subsidiary of the Company, which matures on December 26, 2026 and (ii) the sale of certain assets, including the Company’s leasehold interests in two facilities located in Allentown, Pennsylvania, for $125 million. The transactions are currently expected to close in the third quarter of 2026, subject to the satisfaction of customary closing conditions.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of applicable securities laws and regulations. These forward-looking statements include those preceded by, followed by or that include words such as “outlook,” “guidance,” “anticipate,” “enable,” “expect,” “believe,” “could,” “confident,” “estimate,” “feel,” “continue,” “ongoing,” “forecast,” “intend,” “may,” “on track,” “plan,” “positioned,” “potential,” “project,” “should,” “target,” “will,” “would” and similar words, phrases, or expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These statements are based on the current expectations of our management, are not predictions of actual performance, and actual results may differ materially. Forward-looking statements are subject to a number of risks and uncertainties, including the factors disclosed in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Our actual results could differ materially from the projections in the forward-looking statements due to a variety of factors, including, but not limited to, (i) the inherent uncertainty of estimates, forecasts and projections, (ii) global economic uncertainty or economic downturns, (iii) risks related to the completion of the transactions with Chobani in the anticipated timeframe, or at all, and the satisfaction of customary closing conditions, (iv) the possibility that the anticipated benefits of the transactions, including the expected proceeds, deleveraging and enhanced financial flexibility, are not realized, (v) risks related to the transition of the Allentown, Pennsylvania facility, including the related co-manufacturing arrangement and continuity for our brands, customers, consumers and employees, (vi) risks related to the expanded commercial and distribution relationship with Chobani, (vii) the possibility of negative impacts on our business relationships in connection with the transactions, and (viii) the risk of potential litigation. We are under no obligation to update, modify or withdraw any forward-looking statements, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, issued September 1, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEURIG DR PEPPER INC.
Date: September 1, 2026
	By:	/s/ Anthony Shoemaker
		Name:	Anthony Shoemaker
		Title:	Chief Legal Officer, General Counsel and Secretary